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                                                                    Exhibit 99.4

                                    Form of
                       NOTICE OF GUARANTEED DELIVERY FOR
                        21ST CENTURY TELECOM GROUP, INC.


     This form or one substantially equivalent thereto must be used to accept the Exchange Offer of 21st Century Telecom Group, Inc. (the "Company") made pursuant to the Prospectus, dated ___________, 1998 (the "Prospectus"), and the enclosed Letter of Transmittal (the "Letter of Transmittal") if certificates for Old Exchangeable Preferred Stock of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 P.M., Eastern Standard Time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to Boston EquiServe Trust Company, N.A. (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Exchangeable Preferred Stock pursuant to the Exchange Offer, a completed signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., Eastern Standard Time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

               Delivery To:  Boston EquiServe Trust Company, N.A.

                        By Registered or Certified Mail;
                       By Overnight Courier; or By Hand:
                      Boston EquiServe Trust Company, N.A.
                               Mail Stop 45-02-71
                               150 Royall Street
                          Canton, Massachusetts 02021
                          Attention:  Legal Department
                         By Facsimile:  (781) 575-2549
                          Attention:  Legal Department
                           Telephone:  (781) 575-3538

     Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Exchangeable Preferred Stock set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Exchangeable Preferred Stock Tendered:

$                                     If Old Exchangeable Preferred Stock will
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be delivered by book entry transfer

                                    to The Depository Trust Company, provide
Certificate Nos. (if available)     account number.


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Total Principal Amount Represented by Old Exchangeable Preferred Stock
Certificate(s):
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$                                     Account Number
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     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned any every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
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                                PLEASE SIGN HERE

X
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X
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     Signature(s) of Owner(s)
     or Authorized Signatory

Area Code and Telephone Number:

     Must be signed by the holder(s) of Old Exchangeable Preferred Stock as the name(s) of such holder(s) appear(s) on the Old Exchangeable Preferred Stock certificate(s) or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If any signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(s)

Name(s):
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Capacity:
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Address(es):
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GUARANTEE

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Exchangeable Preferred Stock tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Exchangeable Preferred Stock into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five business days after the date of execution hereof.


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          Name of Firm                             Authorized Signature


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          Address                                        Title


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          Zip Code                                (Please Type or Print)

Area Code and Tel. No.                  Dated:

NOTE: DO NOT SEND CERTIFICATES FOR OLD EXCHANGEABLE PREFERRED STOCK WITH THIS
      FORM. CERTIFICATES FOR OLD EXCHANGEABLE PREFERRED STOCK SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL